U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 APRIL 26, 2005
                Date of report (Date of earliest event reported)


                                  AUXILIO, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction if incorporation)

           000-27507                                 88-0350448
    (Commission File Number)            (I.R.S. Employer Identification No.)


           27401 Los Altos, Suite 100, Mission Viejo, California 92691
                    (Address of principal executive offices)

                                 (949) 614-0700
              (Registrant's telephone number, including area code)

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ITEM 2.02.        DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 26, 2005, Auxilio, Inc. held a conference call with analysts and investors, the transcript of which is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01.        REGULATION FD DISCLOSURE

         The disclosure made above under "Item 2.02. - Disclosure of Results of Operations and Financial Condition " is hereby incorporated by reference.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

         Any communication in this Current Report on Form -8-K, including exhibit 99.1, concerning the Company's ongoing private placement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

       Exhibits:         Description of Document

         99.1 Conference Call Transcript for Q4 2004 Auxilio, Inc. Earnings Conference Call held April 26, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AUXILIO, INC.


Date:    April 28, 2005
                                          By:    /s/ Paul T. Anthony
                                          Name:  Paul T. Anthony
                                          Title:    Chief Financial Officer
                                                    Principal Financial Officer

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                                  EXHIBIT INDEX

Exhibits:         Description of Document

    99.1 Conference Call Transcript for Q4 2004 Auxilio, Inc. Earnings Conference Call held April 26, 2005